UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006 (April 18, 2006)

BANCORP RHODE ISLAND, INC.

(Exact name of registrant as specified in its charter)

Rhode Island

(State or other jurisdiction of incorporation)

333-33182	05-0509802
(Commission File Number)	(IRS Employer Identification Number)

One Turks Head Place, Providence, Rhode Island 02903

(Address of principal executive offices)

(401) 456-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2.02.	Results of Operation and Financial Condition

On April 18, 2006, Bancorp Rhode Island, Inc. (the “Company”) issued a press release in which it disclosed unaudited financial information related to 2006 first quarter consolidated earnings. A copy of the press release relating to such announcement, dated April 18, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On April 18, 2006, the Company issued a press release in which it disclosed that the Board of Directors had authorized the repurchase of up to 245,000 shares of its common stock or approximately 5% of its outstanding shares. A copy of the press release relating to such announcement, dated April 18, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits
Exhibit No.	Exhibit

99.1	Press Release dated April 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP RHODE ISLAND, INC.

By:          s/ Linda H. Simmons

Linda H. Simmons

Chief Financial Officer

Date: April 18, 2006